UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Extension of Glencore Waiver and Koch Waiver

Li-Cycle Holdings Corp. (the “Company”) has issued certain convertible notes that are currently held by Glencore Canada Corporation (“Glencore”), as amended and restated from time to time and most recently on January 31, 2025, being (a) the senior secured convertible note originally issued and sold to Glencore on March 25, 2024 (the “Senior Secured Glencore Convertible Note”), (b) the first amended and restated convertible note originally issued to Glencore Ltd. on May 31, 2022 (the “First A&R Glencore Convertible Note”) and (c) the second amended and restated convertible note originally issued to Glencore Ltd. on May 31, 2022 (the “Second A&R Glencore Convertible Note” and together with the First A&R Glencore Convertible Note and the Senior Secured Glencore Convertible Note, the “Glencore Notes”). In addition, on September 29, 2021, the Company issued a convertible note (as amended and supplemented from time to time, the “Koch Note”, and together with the Glencore Notes, the “Convertible Notes”) that is currently held by Wood River Capital, LLC (“Wood River”, and together with Glencore, the “Convertible Note Holders”).

Among other things, the Glencore Notes and the Koch Note each provide that the OTC US Market is an “Eligible Market” (as defined therein) for the common shares of the Company (the “Common Shares”), so long as the market capitalization of the Company meets certain minimum requirements.

On February 25, 2025, the Company obtained waivers from each of Glencore (the “Glencore Waiver”) and Wood River (the “Koch Waiver”, and together with the Glencore Waiver, the “Waivers”), waiving, among other things, the minimum market capitalization requirements for quoting Common Shares on the OTC US Market, such that the OTC US Market was an “Eligible Market” under the terms of both the Glencore Notes and the Koch Note, in each case during a period from February 25, 2025 to and including April 30, 2025, subject to the terms and conditions thereof.

On April 30, 2025, the Company entered into an agreement with Glencore to amend the Glencore Waiver and an agreement with Wood River to amend the Koch Waiver, extending in each case the term of the respective Waiver from 11:59 p.m. (Eastern Standard Time) on April 30, 2025 to 9:00 a.m. (Eastern Standard Time) on May 5, 2025.

On May 5, 2025, the Company entered into an agreement with Glencore to further amend the Glencore Waiver and an agreement with Wood River to further amend the Koch waiver, extending in case the term of the respective Waiver from 9:00 a.m. (Eastern Standard Time) on May 5, 2025 to 11:59 p.m. (Eastern Standard Time) on May 9, 2025.

On May 9, 2025, the Company entered into an agreement with Glencore to further amend the Glencore Waiver (the “Glencore Waiver Extension”) and an agreement with Wood River to further amend the Koch Waiver (the “Koch Waiver Extension”, and together with the Glencore Waiver Extension, collectively, the “Waiver Extensions”), extending in each case the term of the respective Waiver from 11.59 p.m. (Eastern Standard Time) on May 9, 2025 to 11:59 p.m. (Eastern Standard Time) on May 13, 2025.

The foregoing descriptions of the Glencore Waiver Extension and the Koch Waiver Extension do not purport to be complete and are qualified in their entirety by reference to the full text of the Glencore Waiver Extension and the Koch Waiver Extension, copies of which are filed as Exhibits 4.1 and 4.2 respectively, to this Current Report on Form 8-K and are each incorporated by reference herein.

Amendment No. 4 to Koch Note

On May 8, 2025, the Company and Wood River entered into an amendment No. 4 (the “Koch Note Amendment No. 4”) to the Koch Note pursuant to which the Koch Note was amended and restated principally to remove the registration and recordation requirement in the case of a transfer of the Koch Note in Section 13 thereof, with the intention of enabling Wood River to claim an ordinary loss under Section 166 of the Internal Revenue Code of 1986, as amended (the “IRC”), rather than a capital loss under Section 165 of the IRC, in the event of a transfer of the Koch Note (the “A&R Koch Note”).

The foregoing descriptions of the Koch Note Amendment No. 4 and the A&R Koch Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Koch Note Amendment No. 4 and the A&R Koch Note, copies of which are filed as Exhibits 4.3 and 4.4 respectively, to this Current Report on Form 8-K and are each incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On May 12, 2025, the Company issued a press release announcing the Waiver Extensions from the Convertible Note Holders. A Copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01	Other Events.

Regardless of the Waiver Extensions, as previously disclosed and considering the Company’s current circumstances, the Company will need to significantly modify or terminate its operations and may need to dissolve and liquidate its assets under applicable insolvency laws or otherwise file for insolvency protection.

The Company has retained Alvarez & Marsal Corporate Finance, and certain of its affiliates, to assist in seeking buyers for its business or its assets, including the Company as a whole or any part. No assurances can be made as to whether any such buyers will be found, or as to the terms of any resulting transactions.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Waiver Extension of Glencore Canada Corporation dated May 9, 2025

4.2	Waiver Extension of Wood River Capital, LLC dated May 9, 2025

4.3	Amendment No. 4 to Convertible Note dated September 20, 2021 by and between Li-Cycle Holdings Corp. and Wood River Capital, LLC dated May 8, 2025

4.4	Amended and Restated Convertible Note dated May 8, 2025

99.1	Press Release of Li-Cycle Holdings Corp. dated May 12, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Carl DeLuca
Name:	Carl DeLuca
Title:	General Counsel and Corporate Secretary

Date: May 12, 2025